Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Simon P. Westbrook, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge, IN Media Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of IN Media Corp. (formerly Tres Estrellas Enterprises, Inc.).

Date: April 15, 2014	By:	/s/ Simon P. Westbrook
	Name:	Simon P. Westbrook
	Title:	Chief Financial Officer & Principal Accounting Officer